Statements of Net Assets Available for Benefits - EBP 015 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value:	$ 13,572,548	$ 15,716,322
Receivables:
Employer contributions	0	95,771
Notes receivable from participants	20,375	279,239
Total Receivables	20,375	375,010
TOTAL ASSETS	13,592,923	16,091,332
LIABILITIES
LIABILITIES	0	9,314
NET ASSETS AVAILABLE FOR BENEFITS	$ 13,592,923	$ 16,082,018